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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

IHEARTMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38987 (Commission File Number)	26-0241222 (I.R.S. Employer Identification No.)

20880 Stone Oak Parkway
San Antonio, Texas 78258
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	IHRT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

        In connection with a private offering exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), of $500,000,000 aggregate principal amount of Senior Secured Notes due 2028 (the "Offering"), iHeartCommunications, Inc. ("iHeartCommunications"), a wholly-owned indirect subsidiary of iHeartMedia, Inc. (the "Company"), distributed a confidential preliminary offering memorandum dated November 18, 2019 (the "Offering Memorandum"). The Company is furnishing the attached Exhibit 99.1 with certain information excerpted from the Offering Memorandum.

        In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.

        On November 18, 2019, the Company issued a press release announcing that iHeartCommunications commenced the Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

        This Current Report on Form 8-K shall not constitute an offer to sell nor the solicitation of an offer to buy the Senior Secured Notes or any other securities.

Forward-Looking Statements

        This Current Report on Form 8-K contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of industry trends, future financial and operating performance and growth plans, taking into account information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause the Company's actual results to differ materially from the expectations of future results expressed or implied in any forward looking statements and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, the factors described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Sections of iHeartCommunications, Inc.'s confidential preliminary offering memorandum, dated November 18, 2019
99.2	Press Release issued by iHeartMedia, Inc. dated November 18, 2019.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.
Date: November 18, 2019	By:	/s/ SCOTT HAMILTON Scott Hamilton Senior Vice President, Chief Accounting Officer and Assistant Secretary

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  Item 7.01. Regulation FD Disclosure.
  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES